UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2012

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT		06604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

People’s United Financial, Inc. hereby furnishes the Investor Presentations attached hereto as Exhibits 99.1 and 99.2.

The information contained in and accompanying this Form 8-K with respect to Item 7.01 (including Exhibits 99.1 and 99.2 hereto) is being furnished to, and not filed with, the Securities and Exchange Commission in accordance with General Instruction B.2 to Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	The following Exhibit is submitted herewith.

Exhibit No.	Description

99.1	Presentation at KBW Boston Bank Conference, February 27, 2013

99.2	Investor Presentation – February 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc. (Registrant)

Date: February 27, 2013	By:	/s/ Peter C. Goulding (Signature)

	Name:	Peter C. Goulding
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Presentation at KBW Boston Bank Conference, February 27, 2013	99.1-1

99.2	Investor Presentation – February 2013	99.2-1